SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2001

                               Azul Holdings Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-14747                 04-2751102
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)


6672 Gunpark Drive, Suite 100, Boulder, Colorado                    80301
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (303) 448-9441


                                 Not applicable
          (Former name or former address, if changed since last report)


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EXPLANATORY NOTE:

         This Current Report on Form 8-K is filed solely for the purpose of filing the consent of Richard A. Eisner & Company, LLP related to its Independent Auditors' Report included in the registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2001 filed on July 16, 2001, which consent was inadvertently omitted from the Form 10-K filing.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit is furnished as part of this report:

                  Exhibit No.       Description

                  23.2              Consent of Richard A. Eisner & Company, LLP


                                                               SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 2001                  AZUL HOLDINGS INC.

                                      By:/S/ EDWARD S. WITTMAN
                                         ---------------------
                                         Edward S. Wittman
                                         Vice President, Chief Financial
                                         Officer, Treasurer and Secretary